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                                  EXHIBIT 10.82


         THIS WARRANT IS SUBJECT TO THE TERMS AND CONDITIONS OF A
         WARRANT AGREEMENT DATED AS OF OCTOBER 21, 1998 ON FILE AT THE COMPANY'S OFFICES


         THIS WARRANT AND THE SECURITIES WHICH MAY BE ISSUED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER, AND CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED THEREUNDER OR UNLESS APPLICABLE EXEMPTIONS THEREFROM ARE AVAILABLE.


                                     WARRANT


                    FOR THE PURCHASE OF ONE HUNDRED THOUSAND
                   (100,000) SHARES OF COMMON STOCK, PAR VALUE
                   $0.01 PER SHARE (CUSIP NO. 317630 30 9), OF
                        FINANCIAL PERFORMANCE CORPORATION

              Incorporated under the laws of the State of New York

                           VOID AFTER OCTOBER 31, 2001

This is to certify that, for value received, Duncan G. Burke, or his assigns (the "Warrant Holder"), is entitled to purchase at any time during the period commencing as of October 21, 1998 and ending on or before October 31, 2001 ("Exercise Period"), one hundred thousand (100,000) shares of the Common Stock, par value $0.01 per share (CUSIP No. 317630 30 9), of Financial Performance Corporation (the "Corporation") from the Corporation at a purchase price of fifty cents ($0.50) per share, and to receive a certificate or certificates for the shares of Common Stock purchased upon presentation and surrender to the Corporation at the office of the Corporation or at the offices of Corporation's warrant agent, if any, or its successor as warrant agent, of this Warrant with the exercise form annexed hereto as Exhibit "1" duly completed and executed, and accompanied by payment of the purchase price of each share purchased either in cash or by certified or bank cashier's check payable to the direct order of the Corporation. In lieu of payment of the purchase price in cash or by check as aforesaid, the Warrant Holder may elect to effectuate the "cashless exercise" provisions contained in the Warrant Agreement dated as of October 21, 1998 to which this Warrant is subject.




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This Warrant may be exercised at any time and from time to time during the
Exercise Period by the registered owner or owners hereof in whole, or in part, for not less than one (1) full share of Common Stock of the Corporation. If this Warrant is exercised at any time for less than the maximum number of shares of Common Stock purchasable upon the exercise hereof, the Corporation shall issue to the registered owner or owners of this Warrant a new warrant of like tenor and date representing the number of shares of Common Stock equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon exercise of this Warrant. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder.

The Corporation covenants and agrees that all shares that may be issued upon exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and non-assessable, and free of all taxes, liens and charges with respect to the purchase and the issuance of the shares.

The aggregate number of shares of Common Stock of the Corporation that the Warrant Holder is entitled to receive upon exercise of this Warrant is one hundred thousand (100,000) shares. The Corporation shall at all times reserve from its authorized and unissued Common Stock and hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon exercise of this Warrant.

This Warrant is assignable and transferable by delivery, in whole or in part, to an "Accredited Investor" (as such term is defined in the Securities Act of 1933, as amended, and the Rules promulgated thereunder), in accordance with the provisions of the Warrant Agreement referred to below. This Warrant is transferable in whole or in part on the books of the Corporation by the record holder hereof in person or by duly authorized attorney upon surrender hereof, properly endorsed, at the office of the Corporation, or at the office of the Corporation's warrant agent, if any, in the City of New York and State of New York, accompanied by a form substantially in the form of the assignment form annexed hereto as Exhibit "2" duly completed and executed. Every holder of this Warrant, by taking and holding the same, consents and agrees that title to this Warrant (together with all rights represented hereby) is assignable and transferable with the same effect as in the case of a negotiable instrument if endorsed to a specified person and delivery is made to such person, and that if endorsed in blank the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purpose, and as the person entitled to exercise this Warrant or to the transfer thereof on said books, but until such transfer on such books, the Corporation may treat the record holder as the owner hereof for the purpose of determining the person entitled to any rights or any notice pursuant to the terms hereof or for any other purpose.


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This Warrant is issued under and in accordance with that certain Warrant
Agreement dated as of October 21, 1998 and is subject to the terms and provisions contained therein, as to all of which terms and conditions the Corporation and the Warrant Holder are bound. Copies of the Warrant Agreement are on file at the office of the Corporation.

This Warrant will be void unless exercised by 5:00 P.M. Eastern Standard Time on October 31, 2001. If such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Warrant may be exercised on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

This Warrant may not be redeemed by the Corporation at any time.

In witness whereof, the Corporation has caused this Warrant to be duly executed, by two of its officers duly authorized, as of the 21st day of October, 1998.

                                           Financial Performance Corporation


                                           By:/s/
                                              --------------------
                                                 William F. Finley
                                           Its: President


                                           By:/s/
                                              --------------------
                                                 Richard Levy
                                           Its: Secretary



Exhibit 1 - Warrant Exercise Form
Exhibit 2 - Warrant Transfer or Assignment Form

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                                   EXHIBIT "1"

                                  EXERCISE FORM


The undersigned hereby: (1) subscribes for and offers to purchase ___________ shares of Common Stock of Financial Performance Corporation, par value $0.01 per share (CUSIP No. 317630 30 9), pursuant to the Warrant to which this exhibit is attached; (2) encloses payment of $________________ for these shares at a price of fifty cents ($0.50) per share; and (3) requests that a certificate for the shares be issued in the name of the undersigned or such other name as may be designated in writing by the undersigned and delivered to the undersigned at the address specified below.


Date: _____________________


                                      (Please sign exactly as your
                                       name appears on the Warrant)

                                       _____________________________________

                                       _____________________________________

                                       _____________________________________
                                       (Address of warrant holder)

                                       Warrant holder's social security number
                                       _____________________________________



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                                   EXHIBIT "2"

                           TRANSFER OR ASSIGNMENT FORM


              To be Completed and Executed by the Registered Owner
                     in Order to Transfer or Assign Warrants

FOR VALUE RECEIVED, ________________________________ hereby sells, assigns and transfers unto

         Name: _________________________________________

         Address: ______________________________________

         Social Security No.:___________________________


this Warrant and hereby irrevocably appoints

________________________________________________________________________________
attorney with full power of substitution to transfer this Warrant Certificate on the books of Financial Performance Corporation.



Date: ______________, _____         x_________________________________



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